A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Generation Income Properties, Inc., (the “Company”) was held at 10:00 AM EST on November 22, 2024, at 100 North Tampa Street, Suite 2700, Tampa, Florida 33602. At the 2024 Annual Meeting, the Company’s stockholders (i) elected David Sobelman, Benjamin Adams, Gena Cheng, Stuart Eisenberg, Betsy Peck and Patrick Quilty to serve as members of the board of directors of the Company until the 2025 Annual Meeting of Stockholders; and (ii) ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

The proposals below are described in detail in the Company’s definitive proxy statement dated October 16, 2024. The voting results for each proposal were as follows:

Proposal 1 – Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
David Sobelman	1,565,846	109,404	28,601	1,493,740
Benjamin Adams	1,525,687	149,433	28,731	1,493,740
Gena Cheng	1,527,205	147,887	28,759	1,493,740
Stuart Eisenberg	1,521,638	147,469	34,744	1,493,740
Betsy Peck	1,486,760	187,581	29,510	1,493,740
Patrick Quilty	1,528,303	147,454	28,094	1,493,740

Proposal 2 – Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

FOR	AGAINST	ABSTAIN
2,939,513	223,083	34,995

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 8, 2024 as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: November 26, 2024	By:	/s/ Ron Cook
Ron Cook
VP Finance & Accounting